UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2019

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2019 Annual General Meeting of Shareholders of Cardtronics plc (the “Company”) held on May 15, 2019 (the “Annual Meeting”), 11 proposals were presented for shareholder vote.  Set forth below are the voting results for each of the proposals.

Proposal No. 1: To elect Julie Gardner, Mark Rossi and Warren C. Jenson, each by separate ordinary resolution, to the Company’s Board of Directors as Class III directors to serve until the 2022 Annual General Meeting of Shareholders:

	For	Against	Abstain	Broker Non- Votes
Julie Gardner	42,872,858	107,378	118	1,555,372
Mark Rossi	42,372,406	607,807	141	1,555,372
Warren C. Jenson	42,895,688	84,527	139	1,555,372

Proposal No. 2: To elect Edward H. West to the Company’s Board of Directors as a Class II director to serve until the 2021 Annual General Meeting of Shareholders:

	For	Against	Abstain	Broker Non- Votes
Edward H. West	42,902,036	77,767	551	1,555,372

Proposal No. 3: To elect Douglas L. Braunstein to the Company’s Board of Directors as a Class I director to serve until the 2020 Annual General Meeting of Shareholders:

	For	Against	Abstain	Broker Non- Votes
Douglas L. Braunstein	42,901,966	77,837	551	1,555,372

The Company’s other continuing directors are Jorge M. Diaz, G. Patrick Phillips, Tim Arnoult and Juli Spottiswood.

Proposal No. 4:  Ratification of the Audit Committee’s selection of KPMG LLP (U.S.) as the Company’s U.S. independent registered public accounting firm for the fiscal year ending December 31, 2019:

For	Against	Abstain	Broker Non-Votes
44,099,859	435,470	397	0

Proposal No. 5: Re-appointment of KPMG LLP (U.K.) as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006, to hold office until the conclusion of the next annual general meeting of shareholders at which accounts are presented to the Company’s shareholders:

For	Against	Abstain	Broker Non-Votes
44,184,299	351,333	94	0

Proposal No. 6: Authorization of the Audit Committee of the Board of Directors of the Company to determine the Company’s U.K. statutory auditors’ remuneration:

For	Against	Abstain	Broker Non-Votes
44,371,365	161,680	2,681	0

Proposal No. 7: Approval of, on an advisory basis, the compensation of the Named Executive Officers as disclosed in the proxy statement:

For	Against	Abstain	Broker Non-Votes
31,795,526	11,181,791	3,037	1,555,372

Proposal No. 8: Approval of, on an advisory basis, the directors’ remuneration report for the fiscal year ended December 31, 2019:

For	Against	Abstain	Broker Non-Votes
33,388,171	11,142,361	5,194	0

Proposal No. 9: Receipt of the Company’s U.K. Annual Reports and Accounts:

For	Against	Abstain	Broker Non-Votes
44,507,958	823	26,945	0

Proposal No. 10: Approval of the terms of the agreements and counterparties pursuant to which the Company may purchase its Class A ordinary shares:

For	Against	Abstain	Broker Non-Votes
33,833,875	8,986,323	160,156	1,555,372

Proposal No. 11: Unconditionally authorize the Company, subject to and in accordance with the provisions of the U.K. Companies Act 2006, to send, convey or supply all types of notices, documents or information to the Company’s shareholders by electronic means, including making such notices, documents or information available on a website.

For	Against	Abstain	Broker Non-Votes
42,977,705	70	2,579	1,555,372

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics plc

Date: May 20, 2019

	By:	/s/ Aimie Killeen
Name: Aimie Killeen
Title: Company Secretary